Contingencies and commitments	12 Months Ended
Dec. 31, 2021
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Contingencies and commitments	30 Contingencies and commitments

	2021 US$m	2020 US$m
Capital commitments excluding the Group's share of joint venture capital commitments
Within 1 year	2,324	3,021
Between 1 and 3 years	116	97
Between 3 and 5 years	38	—
After 5 years	73	34
Total	2,551	3,152

Group's share of joint venture capital commitments
Within 1 year	11	9
Between 1 and 3 years	—	—
Total	11	9
Our capital commitments include open purchase orders for managed operations and expenditure on major projects already authorised by our Investment Committee for non-managed operations. It does not include the estimated incremental capital expenditure relating to decarbonisation projects referred to in the climate section earlier. On a legally enforceable basis, capital commitments would be approximately US$1.1 billion (2020: US$1.5 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.
Other Commitments
On 21 December 2021, the Group entered into a binding agreement to acquire the Rincon lithium project in Argentina for US$825 million. The transaction will be treated as an asset purchase. Completion, expected in 2022, is subject to regulatory approval in Australia.
Unrecognised commitments to contribute funding or resources to joint ventures
We have a commitment to purchase and market a portion (in excess of the Group’s ownership interest) of the output of Sohar Aluminium Company L.L.C., an aluminium smelter in which the Group is a joint venture partner. The Group immediately sells the purchased products to third parties.
Along with the other joint venture partners, we have commitments to provide emergency funding (ie funding required to preserve the life or assets of the company or to comply with applicable laws) if required by Sohar Aluminium Company L.L.C., subject to approved thresholds.
At 31 December 2021, Minera Escondida Ltda held an undrawn shareholder line of credit for US$225 million (Rio Tinto share) (31 December 2020: US$225 million). The current facility will mature in September 2022.
Purchase obligations
The aggregate amount of future payment commitments under purchase obligations outstanding at 31 December was:

	2021 US$m	2020 US$m
Within 1 year	3,483	3,100
Between 1 and 2 years	1,660	1,715
Between 2 and 3 years	1,345	1,291
Between 3 and 4 years	1,080	1,242
Between 4 and 5 years	1,020	848
After 5 years	7,125	8,437
Total	15,713	16,633
Purchase obligations are enforceable and legally binding agreements to buy goods or services. They specify all significant terms, including: fixed or minimum quantities to be purchased or consumed; fixed, minimum or variable price provisions; and the approximate timing of the transactions.
Purchase obligations for goods mainly relate to purchases of raw materials and consumables and purchase obligations for services mainly relate to charges for the use of infrastructure, commitments to purchase power and freight contracts. These goods and services are expected to be used in the business. To the extent that this changes, a provision for onerous obligations may be made as described in note 1- critical policy (vii).
Purchases from joint arrangements or associates are included if the quantity purchased is in excess of our ownership interest in the entity. However, purchase obligations exclude contracted purchases of bauxite, alumina and aluminium from joint arrangements and associates and contracted purchases of alumina from third parties. This is because these purchases are made for commercial reasons and the Group is, overall, a net seller of these commodities.
As described above, we also have a commitment to buy and market a portion (in excess of our ownership interest) of the output of Sohar Aluminium Company L.L.C.
Contingent liabilities (subsidiaries and joint operations)

	2021 US$m	2020 US$m
Contingent liabilities, Indemnities and other performance guarantees(a)(b)	441	146
(a)Contingent liabilities, indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations including those under contractual arrangements (for example undertakings related to supplier agreements) not provided for in the balance sheet, where the likelihood of the contingent liabilities, guarantees or indemnities being called is assessed as possible rather than probable or remote.
(b)There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates.

The Group has not established provisions for certain additional legal claims in cases where we have assessed that a payment is either not probable or cannot be reliably estimated. A number of Group companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time. As a result, the Group may become subject to substantial liabilities that could affect our business, financial position and reputation. Litigation is inherently unpredictable and large judgments may at times occur. The Group may incur, in the future, judgments or enter into settlements of claims that could lead to material cash outflows. We do not believe that any of these proceedings will have a materially adverse effect on our financial position.
30 Contingencies and commitments continued
Contingent liabilities - not quantifiable
The current status of the following contingent liabilities means it is not practicable to provide a reliable estimate of possible financial exposure:
Litigation disputes
In October 2017, Rio Tinto announced that it had been notified by the U.S. Securities and Exchange Commission (SEC) that the SEC had filed a complaint in relation to Rio Tinto’s disclosures and timing of the impairment of Rio Tinto Coal Mozambique (RTCM). The impairment was reflected in Rio Tinto’s 2012 year-end accounts. The SEC alleges that Rio Tinto, a former chief executive, Tom Albanese, and a former chief financial officer, Guy Elliott, committed violations of the antifraud, reporting, books and records and internal control provisions of the federal securities law by not accurately disclosing the value of RTCM and not impairing it when Rio Tinto published its 2011 year-end accounts in February 2012 or its 2012 interim results in August 2012. In June 2019, the trial court dismissed an associated US class action on behalf of securities holders. In August 2020, the appeals court partially overturned the court’s dismissal and the case is with the trial court for further consideration.
In March 2018, the Australian Securities and Investments Commission (ASIC) filed civil proceedings in the NSW District Registry of the Federal Court of Australia against Rio Tinto Limited, Albanese, and Elliott. On 1 May 2018, ASIC expanded its proceedings. ASIC alleges that Rio Tinto committed violations of the disclosure, accounting, and misleading or deceptive conduct provisions of the Corporations Act by making misleading or deceptive statements related to RTCM in its 2011 Annual Report and its 2012 interim financial statements, not complying with accounting standards in respect of its 2012 interim financial statements, and not disclosing an impairment of RTCM in its 2012 interim financial statements. ASIC further alleges Albanese and Elliott breached their duties as directors or officers, and failed to take all reasonable steps to comply with relevant accounting requirements.
Rio Tinto believes that the SEC case and the ASIC proceedings are unwarranted and will defend the allegations vigorously. Hence, no provisions have been recognised for these cases.
Rio Tinto continues to co-operate fully with relevant authorities in connection with their investigations in relation to contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011 on the Simandou project in Guinea. In August 2018, the court dismissed a related US class action commenced on behalf of securities holders. No provision has been recognised for this case.
At 31 December 2021, the outcomes of these matters remained uncertain, but they could ultimately expose the Group to material financial cost. The Board is giving these matters its full and proper attention and a dedicated Board committee continues to monitor the progress of these matters, as appropriate.
Other contingent liabilities
The Group is in the process of modernising agreements with Traditional Owner groups as outlined in our response to the Juukan Gorge incident. We have provided for our best estimate of historical claims; however, the process is incomplete and it is possible that further claims could arise relating to past events.
As described in note 1(l), close-down and restoration provisions are not recognised for those operations that have no known restrictions on their lives as the date of closure cannot be reliably estimated. This applies primarily to Canadian aluminium smelters which are not dependent upon a specific orebody and have access to indefinite-lived power from owned hydro-power stations with water rights permitted by local governments. In these instances a closure obligation may exist at the reporting date; however, due to the indefinite nature of asset lives it is not possible to arrive at a sufficiently reliable estimate for the purposes of recognising a provision. Close-down and restoration provisions are recognised at these operations for separately identifiable closure activities which can be reasonably estimated, such as the demolition and removal of fixed structures after a pre-determined period. Any contingent liability for these assets will crystallise into a closure provision if and when a decision is taken to cease operations.
Guarantees by parent companies
Rio Tinto plc and Rio Tinto Limited have, jointly and severally, fully and unconditionally guaranteed the following securities issued by the following 100% owned finance subsidiaries: US$4.4 billion (31 December 2020: US$4.4 billion) Rio Tinto Finance (USA) Limited and Rio Tinto Finance (USA) plc bonds with maturity dates up to 2051; and US$1.1 billion (31 December 2020: US$1.2 billion) on the European Debt Issuance Programme. In addition, Rio Tinto Finance plc and Rio Tinto Finance Limited have entered into facility arrangements for an aggregate amount of US$7.5 billion (31 December 2020: US$7.5 billion). The facilities are guaranteed by Rio Tinto plc and Rio Tinto Limited.
Rio Tinto plc has provided a guarantee, known as the completion support undertaking (CSU), in favour of the Oyu Tolgoi LLC project finance lenders. At 31 December 2021, US$4.3 billion of project finance debt was outstanding under this facility (2020: US$4.3 billion). Oyu Tolgoi LLC is jointly owned by Erdenes Oyu Tolgoi LLC (34%), which is controlled by the Government of Mongolia, and Turquoise Hill Resources Ltd (66%, of which Rio Tinto owns 51%). The project finance has been raised for development of the underground mine and the CSU will terminate on the completion of the underground mine according to a set of completion tests set out in the project finance facility.
The Rio Tinto guarantee applies to the extent that Turquoise Hill Resources Ltd cannot satisfy Oyu Tolgoi LLC’s project finance debt servicing obligations under its own guarantee to the lenders, called the sponsor debt service undertaking (DSU). Both the CSU and DSU contain a carve-out for certain political risk events.
Contingent assets
The Group has, from time to time, various insurance claims outstanding with reinsurers.